Exhibit 10.1.44

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment #4

To the

2Ku In-Flight Connectivity Services Agreement

This Amendment #4 (“Amendment”) to the 2Ku In-Flight Connectivity Services Agreement is made as of June 22nd, 2017 (“Amendment Date”), by and between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Gogo”). Capitalized terms used herein that are not otherwise defined shall have the meanings given to such terms in the Original Agreement (as such term is defined below).

WHEREAS, Delta and Gogo are parties to the 2Ku In-Flight Connectivity Services Agreement dated as of April 1, 2015 (the “Original Agreement”), under which Gogo provides installation of certain equipment and provision of services related to Gogo’s 2Ku Connectivity Services;

WHEREAS, Delta and Gogo, desire to amend the Original Agreement to modify certain terms relating to Service Levels;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, Delta and Gogo agree to amend the Original Agreement as follows:

1.     Paragraph 4.4 of Exhibit B is hereby deleted in its entirety and replaced with the following:

“For each Installed A/C, Gogo will measure and record the data transfer rate effected by the 2Ku System to client software on the [***]. The percentage of such measurements aggregating across Installed A/C over a month reporting a data rate equal to or higher than specified above is referred to herein as the ‘Target Data Rate Percentage.’

[***]. The Data Rate Service Credit for any given month shall be calculated based on the number of Installed A/C on the 15th day of the month in which the failure occurs. [***].

The month following the installation of next generation Gilat modems on any Installed A/C and implementation of High Throughput Satellite (HTS) coverage, which shall be deemed as complete the month following the launch and commissioning of the SES-15 satellite, [***].

[***].

This Amendment #4 contains the entire understanding among the parties, and supersedes any prior written or oral agreement between them, respecting the subject matter hereof. This Amendment shall be governed by the same laws and in the same manner as the Original Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

DELTA AIR LINES, INC.		GOGO LLC

By:	/s/ Ken McCue	By:	/s/ Michael Small
Name:	Ken McCue	Name:	Michael Small
Title:	Managing Director, Supply Chain Management	Title:	President and Chief Executive Officer
Date:	Oct 10, 2017	Date:	10-18-17